Exhibit 99.2

©2015 Coupons.com Incorporated. Confidential and Proprietary 1

©2015 Coupons.com Incorporated. Confidential and Proprietary Coupons.com Incorporated Q1 2015 Business Highlights & Financial Results May 5 , 2015 2

Forward-Looking Statements

This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management, including Coupons.com's projected second quarter and full year 2015 results, its plans, including product launches, strategy, and business outlook, the Company's expectations for the continued accelerating shift to the Coupons.com Retailer iQ digital platform, Coupons.com's expectations regarding implementing the Coupons.com Retailer iQ platform with other retailer partners, including increased consumer adoption from Retailer iQ in the back half of the year, particularly in Q4. Coupons.com's expectations about having additional Retailer IQ's customers go live between now and the end of Q3, Coupons.com's expectations regarding digital coupon and mobile growth, Coupons.com's expectations regarding increased media sale opportunities, and increased operating leverage, and Coupons.com's expectations regarding future growth. Coupons.com operates in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for Coupons.com's management to predict all risks, nor can it assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Coupons.com may make. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available to Coupons.com's management at the date of this release and its management's good faith belief as of such date with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, Coupons.com's financial performance, including its revenues, margins, costs, expenditures, growth rates and operating expenses, and its ability to generate positive cash flow and become profitable; the amount and timing of digital promotions by CPGs, which are affected by budget cycles, economic conditions and other factors; the company's ability to adapt to changing market conditions; the Company's ability to retain and expand its business with existing CPGs and retailers; the Company's ability to maintain and expand the use by consumers of digital promotions on its platforms; the Company's ability to attract and retain third-party advertising agencies, performance marketing networks and other intermediaries; the Company's ability to effectively manage its growth; the effects of increased competition in the Company's markets and its ability to compete effectively; the Company's ability to effectively grow and train its sales team; the Company's ability to obtain new CPGs and retailers and to do so efficiently; the Company's ability to maintain, protect and enhance its brand and intellectual property; costs associated with defending intellectual property infringement and other claims; the Company's ability to successfully enter new markets; the Company's ability to acquire and integrate new companies; the Company's ability to develop and launch new services and features; the Company's ability to attract and retain qualified employees and key personnel; the Company's ability to successfully integrate acquired companies into its business. These factors, together with those described in greater detail in Coupons.com's annual report on Form 10-K filed with the SEC on March 19, 2015 and in Coupons.com's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Coupons.com disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

In addition to the U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Coupons.com considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose. The use of non-GAAP measures is further discussed in the accompanying press release, which has been furnished to the SEC on Form 8-K and posted on Coupons.com's website. The press release also defines our non-GAAP financial measures. A reconciliation between GAAP and non-GAAP measures can also be found in the accompanying press release and in the Appendix hereto.

©2015 Coupons.com Incorporated. Confidential and Proprietary

COUPONS.COM 3

©2015 Coupons.com Incorporated. Confidential and Proprietary Steven Boal Founder, President and CEO 4

©2015 Coupons.com Incorporated. Confidential and Proprietary Momentum Building In Retailer iQ 5 9 retailer banners currently live 4 of those brands have started marketing efforts to build consumer adoption Remaining 9 brands scheduled to go live by end of Q3 2015 Increased reach by additional $30B in retailer sales B ringing the total to ~$230B Full U.S. geographic & trade class coverage including grocery, drug, dollar and mass merchandise retailers

©2015 Coupons.com Incorporated. Confidential and Proprietary Network Expansion 6 Mobile Consumers Over 70% of Retailer iQ usage is on mobile Nearly 40% higher frequency of engagement on mobile Media Advertising 20% year over year growth Compelling products coupled with high value audience across entire network Targeting Solution Early results exceeded expectations CPGs and retailers excited about the ability to personalize and target offers directly to shoppers

©2015 Coupons.com Incorporated. Confidential and Proprietary Mir Aamir CFO and COO 7

©2015 Coupons.com Incorporated. Confidential and Proprietary Q1 2015 Overview Metric Q1 2015 Q1 2014 Y/Y Growth Total Revenue $55.6M $51.5 M 8% Adjusted EBITDA $4.0M $3.9M 3% Total Promotion Transactions 412.6M 407.8M 1% ► $202.4M in Cash and Cash Equivalents as of March 31, 2015 ► Used $852,000 in cash from operations in Q1 2015 Note: Adjusted EBITDA is net loss adjusted for interest expense, other income (expense) - net, provision for (benefit from) inc ome taxes, depreciation and amortization, stock - based compensation, and change in fair value of contingent consideration. See Appendix for reconciliation to GAAP. 8

©2015 Coupons.com Incorporated. Confidential and Proprietary Revenue Components ($ in millions ) Q1 2014 Q1 2015 Promotions Media & Advertising $40.6 $10.9 $51.5 $55.6 $42.5 $ 13.1 9 $135.9 $32.0 $169.2 $52.6 • Promotions revenue increased 5% y/y • Media revenue increased 20% y/y • Q1 2014 had one time quarter - end budget deployments that did not repeat in Q1 2015

©2015 Coupons.com Incorporated. Confidential and Proprietary Q1 Operating Expense* Leverage 0 5 10 15 20 25 30 35 40 45 50 Q1 2014 Q1 2015 Q1 2014 Q1 2015 G&A R&D S&M $10.7M $19.5M $21.1M $16.3M $12.9M $9.0M $ 44.8 M $8.5M $5.7M $18.1M $10.1M $15.4M $34.0M $5.8M $31.8M $ 42.5 M Investments over the last three years in technology, operations and sales continue to drive revenue growth and operating leverage GAAP Basis Excluding Stock - based Compensation** *Note: Excludes change in fair value of contingent consideration **Note: Excludes stock - based compensation expense included in Coupons.com’s condensed consolidated statements of operations 10 62% 61% Q1 2014 Q1 2015 As % Revenue

©2015 Coupons.com Incorporated. Confidential and Proprietary Q2 and FY 2015 Outlook Q2 2015 FY 2015 Total Revenue $54M – $56M $270M – $280M Adjusted EBITDA (Non - GAAP) $2M – $4M $35M – $45M • Anticipate revenue growth in the second half of 2015 to be higher than the first half due to the expected volume ramp in Retailer iQ , particularly in Q4 2015 • Although CPGs plan budgets on an annual basis, quarterly deployment of that budget may vary quarter by quarter - looking at our business on an annual basis will be more reflective of our overall business • Anticipate Adjusted EBITDA to increase in the second half of 2015, particularly in Q4 2015 Quantitative Guidance Qualitative Guidance Note: Adjusted EBITDA, a non - GAAP financial measure, is net l oss adjusted for interest expense, other income (expense) - net, provision for (benefit from) income taxes, depreciation and amortization, change in fair value contingent consideration and stock - based compensation. 11

©2015 Coupons.com Incorporated. Confidential and Proprietary Q&A 12

©2015 Coupons.com Incorporated. Confidential and Proprietary Appendix 13

©2015 Coupons.com Incorporated. Confidential and Proprietary Non - GAAP Reconciliation Reconciliation of Net Loss To Adjusted EBITDA (in thousands) Three Months Ended March, 31 2015 2014 Net loss $ (4,001) $ (14,042) Adjustments: Interest expense 80 302 Other income (expense), net (4,739) 138 Provision for (benefit from) income taxes 192 (244) Depreciation and amortization 3,908 3,172 Stock - based compensation 8,932 14,592 Change in fair value of contingent consideration (354) — Total Adjustments $ 8,019 $ 17,960 Adjusted EBITDA $ 4,018 $ 3,918 Transactions 412,642 407,785 Note: A transaction is the distribution of a digital coupon through Coupons.com’s platform that generates revenue. The company presents transactions as it believes that its ability to increase the number of transactions using its platform is an important indicator of its ability to grow revenues . 14